Exhibit 10.179

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH

THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 7

to

Purchase Agreement No. 2484

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of November 7, 2012 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2484 dated December 29, 2004 (the Purchase Agreement), as amended and supplemented, relating to Boeing Model 787 aircraft (the Aircraft);

WHEREAS, Boeing and Customer have agreed to certain matters relating to the delivery delays of Customers model 787 Aircraft contained in Letter No. 6-1162-RCN-1935;

WHEREAS, Customer is *** model 787 Aircraft *** aircraft pursuant to supplemental agreement no. 60 to purchase agreement no. 1951;

WHEREAS, Boeing and Customer previously executed Letter Agreement No. 6-1162-RCN-1940 “Model 787 Post-Delivery Software & Data Loading”;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents, Articles, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the “Table of Contents,” with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 7.

1.2 Remove and replace, in its entirety, the “Table 1,” for Model 787-8 and 787-9 Aircraft with the Table 1 attached hereto.

1.3 Delete Attachment A to Option Aircraft Letter No. 6-1162-MSA-574R4 to reflect the fact that there are no 787-8 Option Aircraft.

1.4 Remove and replace, in its entirety, Attachment B to Letter No. 6-1162-MSA-574R4 with the Attachment B attached hereto.

P.A. 2484
CAL	SA 7-1

Supplemental Agreement No. 7 to

Purchase Agreement No. 2484

2.	Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 6-1162-MSA-552R6, “Special Matters,” with the revised Letter Agreement 6-1162-MSA-552R7 attached hereto.

2.2 Add Letter Agreement 6-1162-RCN-1936, “Other Special Matters” attached hereto.

2.3 Add Letter Agreement 6-1162-RCN-1937, “Performance Guarantees - Block B Aircraft” attached hereto.

2.4 Add Letter Agreement 6-1162-RCN-1938, “*** - Block B Aircraft” attached hereto.

2.5 Add Letter Agreement 6-1162-RCN-1939, “*** - Block B Aircraft” attached hereto.

2.6 Add Letter Agreement 6-1162-RCN-1940, “Model 787 Post-Delivery Software & Data Loading” attached hereto.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	CONTINENTAL AIRLINES, INC.

/s/ ***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

P.A. 2484
CAL	SA 7-2

ARTICLES	SA NUMBER

1. Quantity, Model and Description	2

2. Delivery Schedule	2

3. Price	2

4. Payment	2

5. Additional Terms	2

TABLE

1. Aircraft Information Table	7

EXHIBIT

A1. 787-8 Aircraft Configuration	6

A2. 787-9 Aircraft Configuration	6

B. Aircraft Delivery Requirements and Responsibilities	1

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features	1

BFE1. Buyer Furnished Equipment Variables	1

CS1. Customer Support Document	5

EE1. Engine Escalation/Engine Warranty ***	2

SLP1. Service Life Policy Components	1

P.A. No. 2484	i	SA7

BOEING PROPRIETARY

LETTER AGREEMENTS	SA NUMBER

6-1162-MSA-546R4 Open Configuration Matters	6

6-1162-MSA-547R4 Option Aircraft	5

Attachment A (deleted)	7

Attachment B	7

6-1162-MSA-549 Spares Initial Provisioning	1

6-1162-AJH-921 787 e-Enabling	6

6-1162-AJH-922 Special Matters Relating to COTS Software and End User License Agreements	6

6-1162-AJH-923 Special Terms – Seats and In-flight Entertainment	6

6-1162-RCN-1940 Model 787 Post-Delivery Software & Data Loading	7

P.A. No. 2484	ii	SA7

BOEING PROPRIETARY

CONFIDENTIAL LETTER AGREEMENTS	SA NUMBER

6-1162-MSA-550 Spare Parts Commitment	1

6-1162-MSA-551R2 Performance Guarantees	5

6-1162-MSA-552R7 Special Matters	7

6-1162-MSA-553R1 Open Matters	1

6-1162-MSA-554R3 Model Substitution	5

6-1162-MSA-555 Promotional Support	1

6-1162-RCN-1936 Other Special Matters	7

6-1162-RCN-1937 Performance Guarantees – Block B Aircraft	7

6-1162-RCN-1938 *** – Block B Aircraft	7

6-1162-RCN-1938 *** – Block B Aircraft	7

P.A. No. 2484	iii	SA7

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 30, 2005

Supplemental Agreement No. 2	January 20, 2006

Supplemental Agreement No. 3	May 3, 2006

Supplemental Agreement No. 4	July 14, 2006

Supplemental Agreement No. 5	March 12, 2007

Supplemental Agreement No. 6	November 15, 2007

Supplemental Agreement No. 7	November 7, 2012

P.A. No. 2484	iv	SA7

BOEING PROPRIETARY

Table 1

Purchase Agreement No. 2484

Aircraft Delivery, Description, Price and Advance Payments

(787-8/GE/***)

Airframe Model/MTOW:	787-8	*** pounds
Engine Model/Thrust:	GENX-1B***	*** pounds
Airframe Price:			$	***
Optional Features:			$	***

Sub-Total of Airframe and Features:			$	***
Engine Price (Per Aircraft):			$	***
Aircraft Basic Price (Excluding BFE/SPE):			$	***

Buyer Furnished Equipment (BFE) Estimate:			$	***
In Flight Entertainment (IFE) Fixed$:			$	***

Detail Specification:	***
Airframe Price Base Year/Escalation Formula:		***		***
Engine Price Base Year/Escalation Formula:		***		***

Airframe Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***
Engine Escalation Data:
Base Year Index (ECI):			***
Base Year Index (CPI):			***

Delivery Date	Number of	Escalation Factor	Escalation Factor	Serial	Escalation Estimate Adv Payment Base Price Per			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	Aircraft	(Airframe)	(Engine)	Number	A/P*			***%			***%			***%			***%
Block A Aircraft
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

Block B Aircraft
***	***	***	***	***	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

Boeing / Continental Airlines, Inc. Proprietary

Table 1

Purchase Agreement No. 2484

Aircraft Delivery, Description, Price and Advance Payments

(787-9/GE/***)

Airframe Model/MTOW:	787-8	***
Engine Model/Thrust:	GENX-1B***
Airframe Price:			$	***
Optional Features:			$	***

Sub-Total of Airframe and Features:			$	***
Engine Price (Per Aircraft):			$	***
Aircraft Basic Price (Excluding BFE/SPE):			$	***

Buyer Furnished Equipment (BFE) Estimate:			$	***
Seller Purchased Equipment (SPE) Estimate:			$	***

Detail Specification:	***
Airframe Price Base Year/Escalation Formula:		***		***
Engine Price Base Year/Escalation Formula:		***		***

Airframe Escalation Data:			***
Base Year Index (ECI):			***
Base Year Index (CPI):
Engine Escalation Data:			***
Base Year Index (ECI):			***
Base Year Index (CPI):

Delivery Date	Number of	Escalation Factor	Escalation Factor	Serial	Escalation Estimate Adv Payment Base Price Per		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	Aircraft	(Airframe)	(Engine)	Number	A/P*		***%		***%		***%		***%
Block A Aircraft
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / Continental Airlines, Inc. Proprietary

Table 1

Purchase Agreement No. 2484

Aircraft Delivery, Description, Price and Advance Payments

(787-9/GE/***)

Delivery Date	Number of	Escalation Factor	Escalation Factor	Serial	Escalation Estimate Adv Payment Base Price Per		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	Aircraft	(Airframe)	(Engine)	Number	A/P*		***%		***%		***%		***%
Block B Aircraft
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / Continental Airlines, Inc. Proprietary	2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-MSA-552R7

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Special Matters

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-552R6. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Credit Memoranda.

1.1.	787-8 Credit Memoranda.

In consideration of Customer’s purchase of Model 787-8 Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, a credit memorandum in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

1.2.	787-9 Credit Memoranda.

In consideration of Customer’s purchase of Model 787-9 Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, a credit memorandum in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

2.	Model 787 ***

Boeing *** that the offer contained herein *** with the *** specified in *** dated July 12, 2012. Furthermore, if *** the 787 aircraft *** as Boeing *** 787 ***, Boeing will *** to the terms and conditions of the Purchase Agreement to ***.

P.A. No. 2484	SA 7
Special Matters
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

2.1	787-8 ***

Boeing shall issue at the time of delivery of each 787-8 Aircraft *** a credit memorandum in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

2.2	787-9 ***

Boeing shall issue at the time of delivery of each 787-9 Aircraft *** a credit memorandum in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

3.	***

***

P.A. No. 2484	SA 7
Special Matters
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

***
***%***
***%
***%
***%
***%
***%
***%
***% ***%

4.	*** certain Aircraft.

4.1	*** certain 787-8 Aircraft. As an accommodation for the Customer with respect to *** the *** of the 787-8 Aircraft listed in Table 1 to Supplemental Agreement No. 6 , reflects ***.

4.2	*** certain 787-9 Aircraft. Buyer agreed to add five (5) Model 787-9 Aircraft per Supplemental Agreement No. 5. Boeing agrees to *** for the five (5) Aircraft *** of each of the five (5) Aircraft. At *** of each of the five (5) Aircraft, Boeing *** 787-9 Aircraft.

5.	Payment of ***

5.1 *** for Firm Aircraft. Customer agrees *** on *** for all firm and exercised Option Aircraft *** the date on which *** the date on which *** shall be *** and *** day of *** and on the delivery date of *** Aircraft ***. (Note: the *** above will be *** for the *** the *** on the *** for *** would be *** for ***.)

5.2 Delivery *** Impact on ***. If the delivery of any Aircraft *** to either an *** or a ***, then *** on the *** in respect of such Aircraft will *** the *** the *** of the *** to the *** of delivery of the Aircraft. *** of any *** that *** to the *** of the *** but *** will be *** on the *** set forth in Paragraph 5.1 of this Letter Agreement or *** of the Aircraft, ***.

5.3 Boeing ***. Boeing shall submit to Customer, not less than *** prior to the end of ***, an ***. Customer’s *** is *** to Boeing *** of the ***. Boeing’s *** will show *** each Aircraft *** have been ***. The *** will also *** with respect to other aircraft in other purchase agreements between Customer and Boeing.

P.A. No. 2484	SA 7
Special Matters
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

6.	Option Aircraft ***

6.1 *** Option Aircraft Letter Agreement 6-1162-MSA-547, Boeing *** for 787 Option Aircraft.

6.2 *** Boeing and Customer *** that *** Option Aircraft and for the *** 787-9 Option Aircraft provided in Supplemental Agreement No. 5*** Option Aircraft.

6.3 The Option *** for the initial five (5) Option Aircraft ***, as agreed to by Customer and Boeing per Supplemental Agreement ***, and *** the related *** for these concerned five (5) Option Aircraft.

7.	***

Boeing *** at the time of delivery of each Aircraft *** and ***.

8.	Model Substitution.

Customer has a substitution right to change an Aircraft to any model of 787-*** or a 787-*** aircraft (Substitution Aircraft) per Model Substitution Letter Agreement 6-1162-MSA-554. The following terms also apply to Substitution Aircraft:

8.1.	***

***

8.2.	***

***

P.A. No. 2484	SA 7
Special Matters
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

9.	*** Model Substitution ***

Notwithstanding Customer’s *** Model Substitution right *** of Customer being one of the first to purchase the 787 Aircraft, Customer shall *** such *** Model Substitution right *** 787 Aircraft to other model aircraft, unless mutually agreed to by both parties.

10.	Aircraft Invoices.

Upon Customer request, at the time of Aircraft delivery Boeing agrees to provide a separate invoice addressed to the owner/trustee of such Aircraft specifying the dollar amount to be received at the time of delivery. ***

11.	Assignment of Credits.

Customer may not assign the credit memoranda described in this Letter Agreement without Boeing’s prior written consent *** Boeing *** Customer in respect of an Aircraft.

12.	Customer *** Right.

With respect to the ten (10) 787 Aircraft having *** rights ordered under Supplemental Agreement No. 3, Customer and Boeing agree that these *** rights have been terminated effective with, or prior to Supplemental Agreement No. 5.

13.	Customer *** Right.

Boeing and Customer mutually agree *** Customer *** per Supplemental Agreement No. 5.

14.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

P.A. No. 2484	SA 7
Special Matters
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 7, 2012

Continental Airlines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

P.A. No. 2484	SA 7
Special Matters
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RCN-1936

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Other Special Matters

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	***

1.1 *** Boeing will provide *** concurrently with the delivery of each Block A and Block B Aircraft in the Purchase Agreement as of the date hereof. The *** for such Aircraft. The amount of such *** will be calculated in accordance with Paragraph 4 (***) below. For purposes of this calculation, the original delivery dates are set forth below:

Original Delivery Dates	787-8	787-9	Block A or Block B Aircraft?
***	1		Block A
***	1		Block A
***	1		Block A
***	1		Block A
***	1		Block A
***	1		Block A
***	1		Block A
***	1		Block A
***	1		Block B
***	2		Block A
***	1		Block A
***		1	Block A
***		1	Block A
***		1	Block B
***		1	Block A
***		1	Block A
***		2	Block A
***		1	Block A
***		2	1 Block A; 1 Block B
***		1	Block B
***		2	1 Block A; 1 Block B
***		1	Block A
***		1	Block A
***		1	Block A
***		1	Block A
***		1	Block A

P.A. No. 2484	SA7
Other Special Matters	Page 1
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

1.2 *** Boeing will *** concurrently with the delivery of each Block A and Block B Aircraft in the Purchase Agreement as of the date hereof *** for such Aircraft, except as provided in Paragraph 2.1.

1.3 *** For each Block A and Block B Aircraft in the Purchase Agreement as of the date hereof, Boeing will *** Customer *** under this Paragraph 1.3). Each *** concurrently with the delivery of each *** delivered *** delivery scheduled *** the first and second *** deliveries correspond to the *** Aircraft delivery, the third and fourth *** deliveries correspond to the *** Aircraft delivery and so on. Because the majority of *** the corresponding 787 Aircraft for which Customer *** toward the ***, Customer agrees that if it does not take delivery of an Aircraft, then the *** corresponding 787 Aircraft *** Boeing, unless Customer *** the Purchase Agreement with respect to such 787 Aircraft under *** the Purchase Agreement, in which case, Customer *** Boeing.

1.4 *** See paragraph 3.2 below.

2.	Aircraft Termination

2.1 If Customer has exercised its termination right under Paragraph 6 of this Agreement or pursuant to any other right of Customer to do so under the Purchase Agreement with respect to an Aircraft, Boeing *** with respect to such Aircraft. In such case, *** by Customer, United Air Lines, Inc., or United Continental Holdings, Inc. (UAL Companies) in respect of ***.

2.2 For the convenience of the parties, any *** under this Letter Agreement may be ***, but shall be deemed *** in accordance with the terms hereof, regardless of whether ***.

P.A. No. 2484	SA7
Other Special Matters	Page 2
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

3.	Option Aircraft.

3.1 Customer’s Option Aircraft are scheduled by month. Upon exercise of an Option Aircraft, Boeing has the right to *** in Attachment B to Letter Agreement No. 6-1162-MSA-547R4; provided, that Boeing will *** to *** such Option Aircraft ***. Such *** will not be considered ***, and all applicable terms and conditions set forth in the Purchase Agreement (e.g., Airframe Price Adjustment and Engine Price Adjustment and advance payments) shall be aligned ***.

3.2 Subject to and contingent on Customer’s exercise of an Option Aircraft no later than 24 months prior to the first day of the then current scheduled month of delivery, *** concurrently with the delivery of each such Option Aircraft *** for such exercised Option Aircraft. The total number of option aircraft in the Purchase Agreement and United Air Lines, Inc. Purchase Agreement no. 3860 between Boeing and United Air Lines, Inc. (United Purchase Agreement) *** is ***, which is the total number of Option Aircraft in the Purchase Agreement and the United Purchase Agreement as of the date hereof.

3.3 Customer may elect to place an exercised Option Aircraft ***, and in either such case, subject to execution of supplemental agreements to amend *** Customer’s Purchase Agreement ***.

4.	Escalation Adjustment ***

4.1 Airframe Escalation Adjustment ***. Boeing *** each Block A and Block B Aircraft in the Purchase Agreement as of the date hereof ***. The intent of ***, as provided for in the Purchase Agreement, between *** contained in Table 1 to the Purchase Agreement. For the purposes of this Letter Agreement and the ***, the term “Optional Features” will not include IFE ***.

4.2 Airframe Escalation Adjustment ***. The *** will be determined by *** Paragraph *** of the Purchase Agreement) *** under Letter Agreement No. 6-1162-MSA-552R7 as in effect on the date hereof, adjusted for escalation as provided in the Purchase Agreement, if applicable) *** in Table 1 to the Purchase Agreement (*** under Letter Agreement No. 6-1162-MSA-552R7 as in effect on the date hereof, adjusted for escalation as provided in the Purchase Agreement, if applicable).

4.3 Engine Escalation ***. In addition to the ***, Boeing *** in Table 1 to the Purchase Agreement.

P.A. No. 2484	SA7
Other Special Matters	Page 3
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

5.	Changes to *** Programs

5.1 ***. Customer, United Air Lines, Inc., and Boeing have previously entered into agreements regarding *** for certain model 757, 767 and 777 aircraft. Boeing hereby agrees that *** Customer and/or United Air Lines, Inc. may *** under such agreements, will henceforth be provided *** *** by Customer and United Air Lines, Inc. ***. Boeing will provide *** to *** Customer and United Air Lines, Inc. which *** under such agreements.

5.2 *** the Program ***. Customer’s aircraft under the *** (Letter Agreement No. *** to purchase agreement no. *** between Customer and Boeing) *** such aircraft. In such case, Customer will ***. In no event will Customer be required to *** of such aircraft.

6.	*** Aircraft ***

The rights and obligations of Customer and Boeing for any *** delivery of the Aircraft *** to the Purchase Agreement or the delivery *** will be as follows and as set forth in Paragraph 7:

6.1 For an *** (as defined in Section *** of the AGTA), in the delivery of an Aircraft *** to the Purchase Agreement or the delivery ***, Article *** of the AGTA shall.

6.2. A *** is defined as any *** delivery of any Aircraft *** to the Purchase Agreement or the delivery *** for exercised Option Aircraft *** pursuant to Article *** of the AGTA.

6.2.1 Customer will *** the Purchase Agreement or (ii) an exercised Option Aircraft *** to a *** of the *** for such Aircraft *** such Delivery Date (the ***); provided that the foregoing shall not apply with respect to any Aircraft for which the Purchase Agreement has been terminated pursuant to ***.

6.2.2 For *** of the delivery date in Table 1 to the Purchase Agreement. All other terms and conditions of the Purchase Agreement will remain in effect *** Aircraft.

6.2.3 For a ***, Customer *** the Purchase Agreement *** such Aircraft so delayed (including exercised Option Aircraft). *** Boeing *** delivery date of an Aircraft, *** to Customer ***. So long as Boeing provides ***, Customer agrees to give *** after the occurrence of either (i) the date of ***, or (ii) *** Aircraft informing Customer of *** Aircraft *** the delivery *** Boeing in respect of which Customer ***. In addition:

6.2.3.1 For Block A and Block B Aircraft in the Purchase Agreement *** such Aircraft has *** the delivery date in Table 1 to the Purchase Agreement and ***

P.A. No. 2484	SA7
Other Special Matters	Page 4
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Boeing *** Customer *** the Aircraft *** with respect to the *** of such Aircraft *** with respect to such Aircraft are referred to herein as ***) and shall be *** Aircraft. The *** under this Paragraph 6.2.3.1 *** Customer ***, will ***. All other terms and conditions of the Purchase Agreement will remain in effect for that Aircraft. The *** is *** to and not *** Aircraft under Paragraphs ***.

6.2.3.2 For Block A and Block B Aircraft in the Purchase Agreement *** Boeing *** Customer *** with respect to the *** of such Aircraft *** *** Aircraft ***. The *** under this Paragraph 6.2.3.2 *** Customer *** will ***. In addition, Customer shall *** Aircraft under Paragraphs *** and to *** as described in Paragraph ***.

6.2.3.3 For exercised Option Aircraft, if the *** respective Aircraft is *** such Aircraft has ***, then (x) *** Boeing and (y) *** the delivery date of such Aircraft in Table 1 to the Purchase Agreement.

6.2.3.4 For exercised Option Aircraft, if the ***, then *** the terms of this Letter Agreement *** Boeing with respect to such Aircraft.

6.2.4 If Customer elects to *** with respect to any Aircraft, as provided in Paragraph 6.2.3 above, such *** such Aircraft under the Purchase Agreement including but not limited to all ***, and

(i) Boeing *** Customer for the respective Aircraft, and

(ii) Boeing may elect, by written notice to Customer within *** thereafter, to *** the Aircraft *** Customer, and

(iii) if the *** Aircraft was a Block A or a Block B Aircraft in the Purchase Agreement as of the date hereof, then within *** business days of *** Boeing *** Customer provided for under Paragraphs *** and *** provided for in Paragraph ***, and

6.2.5 if the period of ***, ***, then Customer ***.

6.3 Boeing acknowledges that it is not intended that this Letter Agreement *** any of Customer’s Aircraft. Accordingly, Boeing agrees that Customer *** 787 aircraft *** and that Boeing *** Customer’s 787 ***.

7.	***

Customer agrees that the *** in this Letter Agreement are *** Aircraft *** in Table 1 to the Purchase Agreement *** and *** and are *** Customer *** in connection with such *** of any *** Customer in connection with ***. For the avoidance of doubt, Customer *** may have under the Purchase Agreement *** Aircraft ***. Provided that Boeing *** Customer the *** in this Letter Agreement with respect to ***, Customer *** Boeing ***.

P.A. No. 2484	SA7
Other Special Matters	Page 5
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

8.	***

Customer agrees that *** under the Purchase Agreement *** with Boeing and *** Customer *** notice from Boeing *** it may have ***, Boeing *** Customer with at least *** written notice of its intent to do so, *** Customer under the *** to ***, provided, however, that Boeing *** under the Purchase Agreement with respect to any Aircraft that is subject to ***. If Boeing *** Customer ***, absent instruction from Boeing to the contrary, Customer *** that the *** to the *** under the Purchase Agreement. Nothing herein shall constitute ***. Boeing ***.

For purposes of this paragraph, the term “Boeing” means and includes The Boeing Company, its divisions***.

9.	Assignment

The rights and obligations described in this Letter Agreement are provided in consideration of Customer (or any successor) taking delivery of their respective Aircraft and becoming the operator of such Aircraft. This Agreement cannot be assigned, in whole or in part, by one party without the prior written consent of the other party; provided that a party may assign its interest to a corporation that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party.

10.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Without obtaining the prior written consent of the other parties and except as required by law, each party will limit the disclosure of its contents to its employees who have a need to know for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

P.A. No. 2484	SA7
Other Special Matters	Page 6
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	November 7, 2012

Continental Airlines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

P.A. No. 2484	SA7
Other Special Matters	Page 7
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RCN-1937

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Performance Guarantees - Block B Aircraft

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. The terms of this Letter Agreement apply exclusively to the aircraft identified in Table 1 to the Purchase Agreement as Block B Aircraft (Block B Aircraft). Letter Agreement No. 6-1162-MSA-551R2 applies exclusively to the aircraft identified in Table 1 to the Purchase Agreement as Block A Aircraft (Block A Aircraft).

Boeing agrees to provide Customer with the performance guarantees in the attachment hereto. The performance guarantees in the attachment specific to the GENX-1B*** engine model for the 787-8 and GENX-1B*** for the 787-9 are subject to change if a different GEnx model is configured for the Aircraft. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

P.A. No. 2484	SA7
Performance Guarantees – Block B Aircraft	Page 1
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	November 7, 2012

Continental Airlines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

P.A. No. 2484	SA7
Performance Guarantees – Block B Aircraft	Page 2
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

MODEL 787-8 PERFORMANCE GUARANTEES

FOR CONTINENTAL AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	SOUND LEVELS

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-8 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of ***pounds, and a maximum zero fuel weight of ***pounds, and equipped with Boeing furnished GEnx-1B*** engines.

2	FLIGHT PERFORMANCE

2.1	Enroute One-Engine-Inoperative Altitude

The FAA approved gross weight at an enroute one-engine-inoperative altitude of *** feet at which the available gross climb gradient equals *** percent on an ISA+10°C day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

2.2	Altitude Capability - All Engines Operating

2.2.1	The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Feet
TOLERANCE:	*** Feet
GUARANTEE:	*** Feet

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a ***g maneuver load factor at buffet onset.

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

2.2.2	The gross weight capability at an altitude of *** feet, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a ***g maneuver load factor at buffet onset.

2.3	Mission

2.3.1	Mission Range

The still air range with a *** pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is ***the airport conditions.

The takeoff gross weight shall conform to FAA Regulations.

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from ***feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

		Fuel	*** Pounds

Takeoff and Climbout Maneuver:

		Fuel	*** Pounds
		Distance	*** Nautical Miles

Approach and Landing Maneuver:

		Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

		Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

2.3.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height
	1.	*** feet	*** feet
	2.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

	Taxi-Out: Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel Distance	*** Pounds *** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

2.3.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

	NOMINAL:	***	Pounds
	TOLERANCE:	***	Pounds
	GUARANTEE:	***	Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is ***feet.

The takeoff distance available (TODA) is ***feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height
	1.	*** feet	*** feet
	2.	*** feet	*** feet
	3.	*** feet	*** feet
	4.	*** feet	*** feet
	5.	*** feet	*** feet
	6.	*** feet	*** feet
	7.	*** feet	*** feet
	8.	*** feet	*** feet
	9.	*** feet	*** feet

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

P.A. No. 2484 AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

2.3.4	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

	NOMINAL:	*** Pounds
	TOLERANCE:	*** Pounds
	GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is ***feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height
	1.	*** feet	*** feet

P.A. No. 2484
AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

P.A. No. 2484
AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel *** Pounds

Takeoff and Climbout Maneuver:

Fuel *** Pounds
Distance *** Nautical Miles

Approach and Landing Maneuver:

Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

P.A. No. 2484
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Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

2.3.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

	NOMINAL:	*** Pounds
	TOLERANCE:	*** Pounds
	GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is not limited by the airport conditions.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

P.A. No. 2484
AERO-B-BBA4-M12-0853	SS12-0424

Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel	*** Pounds

P.A. No. 2484
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Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Nautical Miles

Approach and Landing Maneuver:

Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

2.3.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.7 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3, 2.3.4, and 2.3.5.

P.A. No. 2484
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Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

2.3.7	Weight Summary - Continental Airlines

Pounds
Standard Model Specification MEW	***
***

***

*** (*** CC / *** YC) Interior

GEnx Engines
***Lb. Maximum Taxi Weight
***USG Fuel Capacity

Changes for Continental Airlines*
***	***
***
***	***
***	***
***	***
***	***
***	***
Continental Airlines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.3.8)	***

Continental Airlines Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds

Seat Weight Included*			***

***	***	***

***	***	***
***	***	***

***	***	***
***	***	***
***	***	***

P.A. No. 2484
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Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

2.3.8	Standard and Operational Items Allowance

	Qty	lb	lb	lb
Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Portable Oxygen Bottles	***	***
Miscellaneous Equipment			***
First Aid Kits	***	***
Crash Axe	***	***
Megaphones	***	***
Flashlights	***	***
Smoke Goggles	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts (*** cu ft @ ***lb/cu ft)			***
Operational Items Allowance				***
Crew and Crew Baggage			***
Flight Crew (*** @ *** lb. ea.)	***	***
Cabin Crew (***@ *** lb. ea.)	***	***
Baggage (*** @ *** lb. ea.)	***	***
Navigation Bags & Manuals (*** @ *** lb. ea.)	***	***
Catering Allowance & Removable Inserts: *** Meal Service			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Tourist Class	***	***
Passenger Service Equipment (*** @ *** lb. ea.)			***
Potable Water - (180 USG)			***
Waste Tank Disinfectant			***
Emergency Equipment (Includes Over Water Equip.)			***
Slide Rafts: Main Entry	***	***
Life Vests	***	***
Locator Transmitter	***	***
Cargo System			***
Pallets (*** @ *** lb ea.)		***
Containers (*** @ *** lb ea.)		***
Total Standard and Operational Items Allowance				***

P.A. No. 2484
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Attachment A1

No. 6-1162-RCN-1937

GEnx-1B*** Engines

3	SOUND LEVELS

3.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14 CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

3.2	Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than ***EPNdB.

3.3	Departure Condition

The sound level for Departure Noise shall be defined as the numerical average of flyover (with thrust cutback) and lateral noise certification values. The Departure Noise level for this aircraft with a brake release gross weight of *** pounds shall qualify this aircraft for the London “QC1” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:	***EPNdB

3.4	Arrival Condition

The sound level for Arrival Noise shall be defined as *** EPNdB less than the approach noise certification value. The Arrival Noise level for this aircraft with a landing gross weight of *** pounds shall qualify this aircraft for the London “QC1” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:	***EPNdB

P.A. No. 2484
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GEnx-1B*** Engines

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document ***, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The guarantee payloads of Paragraph 2.3.2, 2.3.3, and 2.3.4, the specified payload of the Paragraph 2.3.5 block fuel guarantee, and the specified payload of the Paragraph 2.3.1 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

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GEnx-1B*** Engines

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 or 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with anti-skid operative. The takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and ***. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine power extraction for air conditioning with one pack operating. No engine power extraction for thermal anti-icing is provided unless otherwise specified. ***

5.6	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. ***

5.7	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of ***BTU per pound and a fuel density of *** pounds per U.S. gallon.

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No. 6-1162-RCN-1937

GEnx-1B*** Engines

5.9	Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 rule shall be defined as ***dB less than the sum of the differences between the three certification values (flyover with cutback, peak lateral, and approach) of the Aircraft with respect to the three noise limits defined in ICAO Annex 16, Volume 1, Chapter 3 and 14 CFR Part 36 Stage 3.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the enroute one-engine-inoperative altitude, the buffet onset portion of altitude capability guarantee, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

6.3	Compliance with the all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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 6-1162-RCN-1937

GEnx-1B*** Engines

MODEL 787-9 PERFORMANCE GUARANTEES

FOR CONTINENTAL AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	SOUND LEVELS

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

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 6-1162-RCN-1937

GEnx-1B*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of ***pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished GEnx-1B*** engines.

2	FLIGHT PERFORMANCE

2.1	Enroute One-Engine-Inoperative Altitude

The FAA approved gross weight at an enroute one-engine-inoperative altitude of *** feet at which the available gross climb gradient equals *** percent on an ISA+10°C day using not more than maximum continuous thrust with engine and wing anti-ice bleed on, shall not be less than the following guarantee value:

NOMINAL:	***	Pounds
TOLERANCE:	***	Pounds
GUARANTEE:	***	Pounds

2.2	Altitude Capability - All Engines Operating

2.2.1	The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	***	Feet
TOLERANCE:	***	Feet
GUARANTEE:	***	Feet

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a ***g maneuver load factor at buffet onset.

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 6-1162-RCN-1937

GEnx-1B*** Engines

2.2.2	The gross weight capability at an altitude of *** feet, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	***	Pounds
TOLERANCE:	***	Pounds
GUARANTEE:	***	Pounds

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a ***g maneuver load factor at buffet onset.

2.3	Mission

2.3.1	Mission Range

The still air range with a *** pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	***	Nautical Miles
TOLERANCE:	***	Nautical Miles
GUARANTEE:	***	Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** the airport conditions.

The takeoff gross weight shall conform to FAA Regulations.

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GEnx-1B*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

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 6-1162-RCN-1937

GEnx-1B*** Engines

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
		Fuel	*** Pounds

Takeoff and Climbout Maneuver:
		Fuel	*** Pounds
		Distance	*** Nautical Miles

Approach and Landing Maneuver:
		Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):
		Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

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 6-1162-RCN-1937

GEnx-1B*** Engines

2.3.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

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 6-1162-RCN-1937

GEnx-1B*** Engines

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

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 6-1162-RCN-1937

GEnx-1B*** Engines

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel	*** Pounds

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Nautical Miles

Approach and Landing Maneuver:

Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

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GEnx-1B*** Engines

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent downhill.

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GEnx-1B*** Engines

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet
4.	*** feet	*** feet
5.	*** feet	*** feet
6.	*** feet	*** feet
7.	*** feet	*** feet
8.	*** feet	*** feet
9.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

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GEnx-1B*** Engines

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel	*** Pounds

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Nautical Miles

Approach and Landing Maneuver:

Fuel	*** Pounds

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GEnx-1B*** Engines

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.4	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

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 6-1162-RCN-1937

GEnx-1B*** Engines

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

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 6-1162-RCN-1937

GEnx-1B*** Engines

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of ***feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel	*** Pounds

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Nautical Miles

Approach and Landing Maneuver:

Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds

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GEnx-1B*** Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

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GEnx-1B*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

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 6-1162-RCN-1937

GEnx-1B*** Engines

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel	*** Pounds

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Nautical Miles

Approach and Landing Maneuver:

Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.7 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3, 2.3.4, and 2.3.5.

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GEnx-1B*** Engines

2.3.7	Weight Summary - Continental Airlines

Pounds

Standard Model Specification MEW	***
***
***

*** (*** CC / *** YC) Interior
GEnx Engines
***Lb. Maximum Taxi Weight
***USG Fuel Capacity

Changes for Continental Airlines*
***	***
***
***	***
***	***
***	***
***	***
***	***
Continental Airlines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.3.8)	***

Continental Airlines Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds

Seat Weight Included*			***
First Class Single	***	***
Business Class Single	***	***
Premium Economy Class Triple	***	***
Economy Class Triple	***	***
Economy Class Double	***	***

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GEnx-1B*** Engines

2.3.8	Standard and Operational Items Allowance

	Qty	lb	lb	lb

Standard Items Allowance				***
Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Portable Oxygen Bottles	***	***
Miscellaneous Equipment			***
First Aid Kits	***	***
Crash Axe	***	***
Megaphones	***	***
Flashlights @ C/A Sta.	***	***
Smoke Goggles	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts (*** cu ft @ ***lb/cu ft)			***
Operational Items Allowance				***
Crew and Crew Baggage			***
Flight Crew (*** @ ***lb. ea.)	***	***
Cabin Crew (*** @ *** lb. ea.)	***	***
Baggage (*** @ *** lb. ea.)	***	***
Navigation Bags & Manuals (*** @ *** lb. ea.)	***	***
Catering Allowance & Removable Inserts: *** Meal Service			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Tourist Class	***	***
Passenger Service Equipment (***@ *** lb. ea.)			***
Potable Water - (210 USG)			***
Waste Tank Disinfectant			***
Emergency Equipment (Includes Over Water Equip.)			***
Slide Rafts: Main Entry	***	***
Life Vests	***	***
Locator Transmitter	***	***
Cargo System			***
Pallets (*** @ *** lb ea.)		***
Containers (*** @ *** lb ea.)		***
Total Standard and Operational Items Allowance				***

P.A. No. 2484
AERO-B-BBA4-M12-0854	SS12-0424

Attachment A2

 6-1162-RCN-1937

GEnx-1B*** Engines

3	SOUND LEVELS

3.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14 CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

3.2	Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than ***EPNdB.

3.3	Departure Condition

The sound level for Departure Noise shall be defined as the numerical average of flyover (with thrust cutback) and lateral noise certification values. The Departure Noise level for this aircraft with a brake release gross weight of *** pounds shall qualify this aircraft for the London “QC2” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:	***EPNdB

3.4	Arrival Condition

The sound level for Arrival Noise shall be defined as *** EPNdB less than the approach noise certification value. The Arrival Noise level for this aircraft with a landing gross weight of *** pounds shall qualify this aircraft for the London “QC1” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:	***EPNdB

P.A. No. 2484
AERO-B-BBA4-M12-0854	SS12-0424

Attachment A2

 6-1162-RCN-1937

GEnx-1B*** Engines

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document ***, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The guarantee payloads of Paragraph 2.3.2, 2.3.3, and 2.3.4, the specified payload of the Paragraph 2.3.5 block fuel guarantee, and the specified payload of the Paragraph 2.3.1 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

P.A. No. 2484
AERO-B-BBA4-M12-0854	SS12-0424

Attachment A2

 6-1162-RCN-1937

GEnx-1B*** Engines

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 or 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, and with anti-skid operative. The takeoff performance is based on an Aircraft alternate forward center of gravity limit of 19.5 percent of the mean aerodynamic chord. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and ***. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine power extraction for air conditioning with one pack operating. No engine power extraction for thermal anti-ice is provided unless otherwise specified. The APU is turned off unless otherwise specified.

5.6	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. ***

5.7	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of ***BTU per pound and a fuel density of *** pounds per U.S. gallon.

P.A. No. 2484
AERO-B-BBA4-M12-0854	SS12-0424

Attachment A2

 6-1162-RCN-1937

GEnx-1B*** Engines

5.9	Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 rule shall be defined as ***dB less than the sum of the differences between the three certification values (flyover with cutback, peak lateral, and approach) of the Aircraft with respect to the three noise limits defined in ICAO Annex 16, Volume 1, Chapter 3 and 14 CFR Part 36 Stage 3.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the enroute one-engine-inoperative altitude, the buffet onset portion of the all-engine altitude capability guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

6.3	Compliance with the all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 2484
AERO-B-BBA4-M12-0854	SS12-0424

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RCN-1938

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	*** Guarantee for 787-8 – Block B Aircraft

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The Attachment A1 to Letter Agreement No. 6-1162-RCN-1937 contains performance guarantees (Performance Guarantees) for the Block B model 787-8 Aircraft. Paragraph *** of the Performance Guarantees includes a *** guarantee (*** Guarantee) which will be effective and applicable to the Block B model 787-8 Aircraft in accordance with such Letter Agreement. Boeing offers the following program *** in the event that the guarantee compliance report furnished to Customer for the Block B model 787-8 Aircraft pursuant to Article 5.4 of the AGTA shows *** Guarantee.

1.	Demontration of Compliance.

Article 5.4 of the AGTA and Letter Agreement No. 6-1162-RCN-1937 provide a procedure for demonstration of compliance with the Performance Guarantees prior to delivery. That method will be used to *** Guarantee which *** in the *** as described below.

2.	Rights and Obligations in the Event the *** to *** the *** Guarantee.

2.1 Aircraft Delivery. In the event any Block B model 787-8 Aircraft, at the time of tender by Boeing for delivery to Customer *** to *** with the *** Guarantee, Customer shall *** of such Aircraft ***, subject to the terms and conditions hereinafter set forth.

2.2 Correction of *** with the *** Guarantee. To the extent economically and technically practicable, Boeing will *** to *** improvement parts (Improvement Parts) which, when installed in such Aircraft or engines, would result in an improvement in the ***

P.A. No. 2484		SA7
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BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

performance. Boeing shall *** Customer’s incorporation of such improvements, corrections, or changes *** between Boeing and Customer ***, as applicable. Improvement Parts related to *** shall apply also to *** on terms *** Customer. Boeing *** shall give Customer *** written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

2.2.1 If Boeing elects to provide, or causes to be provided, Improvement Parts for such Aircraft ***, then Customer and Boeing shall mutually agree upon the details of such an Improvement Parts program. To the extent Boeing *** support such a program, such support *** to Customer.

*** Customer elects to incorporate Improvement Parts in such Aircraft ***, they shall be incorporated within *** days after the delivery of such Improvement Parts to Customer for modifications that can be accomplished on the line. Improvement Parts which require more extensive modifications *** shall be installed within the mutually agreed period of time. All Improvement Parts shall be incorporated in accordance with Boeing *** instructions.

2.2.3 Boeing shall not be obligated to furnish any Improvement Parts in addition to those necessary to cause the Aircraft to *** with the *** Guarantee.

3.	***

3.1 In the event that Boeing has not provided*** Improvement Parts to correct the *** of the Aircraft to meet the *** Guarantee, such *** will ***. For the avoidance of doubt, *** by Boeing for any portion of the *** corrected for by Improvement Parts that have not been incorporated as set forth in paragraph 3.4 below.

3.2 *** Boeing *** Customer annually for *** for the immediately preceding twelve (12) month period (Annual Period). The “***” is the *** in such Annual Period. The “***” is defined as ***

(a)	***

***

(b)	The following definitions shall apply herein:

***

*** will be used.

*** guarantee *** for Paragraph *** of the Performance Guarantees shown in the guarantee *** report and *** in accordance with Paragraph 1 above.

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BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

***	for Paragraph *** of the Performance Guarantees shown in the guarantee *** report and *** in accordance with Paragraph 1 above.

***

*** Aircraft ***

3.3 *** Customer pursuant to paragraph 3.2 above *** Boeing ***, which may be ***, as appropriate. In no event shall *** Customer pursuant to Paragraph 3.2 above exceed an amount of One Hundred Ninety Three *** Aircraft ***. Any *** under this Letter Agreement shall be *** the Aircraft by Customer.

3.4 ***. The *** performance improvement attributable to any Improvement Parts shall be determined by analysis based on data supplied by *** and certified to be correct ***. *** such improvement shall be deemed to be the *** of improvement *** based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this Paragraph 3.4. If Customer elects not to incorporate Improvement Parts in such Aircraft as set forth above, *** consistent with the improvement in *** performance which would have been realized had such Improvement Parts been incorporated.

4.	***

Boeing and Customer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing *** to provide *** to Customer under this Letter Agreement and (i) any other Boeing aircraft performance-related *** in the Purchase Agreement and (ii) Engine Manufacturer’s direct *** to Customer.

5.	Assignment.

This Letter Agreement and the *** of Boeing set forth herein are exclusively for the benefit of Customer as owner and/or operator of the Aircraft. It is therefore agreed such Letter Agreement may not be assigned, in whole or in part, without the prior written consent of Boeing; provided that Customer may assign its interest to a corporation that (i) results from any merger or reorganization of Customer or (ii) acquires substantially all the assets of Customer.

6.	***

*** in this Letter Agreement *** Boeing in accordance with the terms and conditions of this Letter Agreement is *** Customer *** Boeing and *** Customer *** the Aircraft *** the *** Guarantee. Customer *** Boeing *** the Aircraft *** the *** Guarantee.

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BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Without obtaining the prior written consent of the other party and except as required by law, each party agrees to limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	November 7, 2012

Continental Airlines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

P.A. No. 2484		SA7
*** Guarantee – 787-8	Page 4

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RCN-1939

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	*** Guarantee for 787-9 – Block B Aircraft

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The Attachment A2 to Letter Agreement No. 6-1162-RCN-1937 contains performance guarantees (Performance Guarantees) for the Block B model 787-9 Aircraft. Paragraph *** of the Performance Guarantees includes a *** guarantee (***) which will be effective and applicable to the Block B model 787-9 Aircraft in accordance with such Letter Agreement. Boeing offers the following program *** in the event that the guarantee compliance report furnished to Customer for the Block B model 787-9 Aircraft pursuant to Article *** of the AGTA shows *** Guarantee.

1.	Demontration of Compliance.

Article 5.4 of the AGTA and Letter Agreement No. 6-1162-RCN-1937 provide a procedure for demonstration of compliance with the Performance Guarantees prior to delivery. That method will be used to *** Guarantee which *** will result in the *** as described below.

2.	Rights and Obligations in the Event the *** to *** the *** Guarantee.

2.1 Aircraft Delivery. In the event any Block B model 787-9 Aircraft, at the time of tender by Boeing for delivery to Customer *** to *** with the *** Guarantee, Customer shall *** such Aircraft ***, subject to the terms and conditions hereinafter set forth.

2.2 Correction of *** with the *** Guarantee. To the extent economically and technically practicable, Boeing will *** to *** improvement parts (Improvement Parts) which, when installed in such Aircraft or engines, would result in an improvement in the *** performance. Boeing shall *** Customer’s incorporation of such improvements, corrections,

P.A. No. 2484		SA7
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BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

or changes at the warranty labor *** between Boeing and Customer ***, as applicable. Improvement Parts related to *** shall apply also to *** on terms *** Customer. Boeing *** shall give Customer *** written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

2.2.1 If Boeing elects to provide, or causes to be provided, Improvement Parts for such Aircraft ***, then Customer and Boeing shall mutually agree upon the details of such an Improvement Parts program. To the extent Boeing *** support such a program, such support shall be provided at no charge to Customer.

2.2.2 If *** elects to incorporate Improvement Parts in such Aircraft ***, they shall be incorporated within *** days after the delivery of such Improvement Parts to Customer for modifications that can be accomplished on the line. Improvement Parts which require more extensive modifications *** shall be installed within the mutually agreed period of time. All Improvement Parts shall be incorporated in accordance with Boeing *** instructions.

2.2.3 Boeing shall not be obligated to furnish any Improvement Parts in addition to those necessary to cause the Aircraft to *** with the Block Fuel Guarantee.

3.	***

3.1 In the event that Boeing has not provided*** Improvement Parts to correct the *** of the Aircraft to meet the *** Guarantee, such *** will ***. For the avoidance of doubt, *** by Boeing for any portion of the *** corrected for by Improvement Parts that have not been incorporated as set forth in paragraph 3.4 below.

3.2 *** Boeing *** to Customer *** for *** for the immediately preceding twelve (12) month period (Annual Period). The “***” is the *** in such Annual Period. The “***” is defined as ***

(a)	***

***

(b)	The following definitions shall apply herein:

***

*** will be used.

*** for Paragraph *** of the Performance Guarantees shown in the guarantee *** report and *** in accordance with Paragraph 1 above.

*** for Paragraph *** of the Performance Guarantees shown in the guarantee *** report and *** in accordance with Paragraph 1 above.

P.A. No. 2484		SA7
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BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

*** Aircraft ***

*** Aircraft ***

3.3 *** Customer pursuant to paragraph 3.2 above *** Boeing ***, which may be ***, as appropriate. In no event shall *** Customer pursuant to Paragraph 3.2 above exceed an amount of *** Aircraft ***. Any *** under this Letter Agreement shall be *** the Aircraft *** Customer.

3.4 *** The *** of performance improvement attributable to any Improvement Parts shall be determined by analysis based on data supplied by *** and certified to be correct ***. *** such improvement shall be deemed to be the amount of improvement *** based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this Paragraph 3.4. If Customer elects not to incorporate Improvement Parts in such Aircraft as set forth above*** consistent with the improvement in *** performance which would have been realized had such Improvement Parts been incorporated.

4.	***

Boeing and Customer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing *** to provide *** to Customer under this Letter Agreement and (i) any other Boeing aircraft performance-related *** in the Purchase Agreement and (ii) Engine Manufacturer’s direct *** to Customer.

5.	Assignment.

This Letter Agreement and the *** of Boeing set forth herein are exclusively for the benefit of Customer as owner and/or operator of the Aircraft. It is therefore agreed such Letter Agreement may not be assigned, in whole or in part, without the prior written consent of Boeing; provided that Customer may assign its interest to a corporation that (i) results from any merger or reorganization of Customer or (ii) acquires substantially all the assets of Customer.

6.	***

*** this Letter Agreement *** Boeing in accordance with the terms and conditions of this Letter Agreement is *** Customer *** Boeing and *** Customer *** the Aircraft *** the *** Guarantee. Customer *** Boeing *** the Aircraft *** the *** Guarantee.

7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Without obtaining the prior written consent of the other party and except

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BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

as required by law, each party agrees to limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	November 7, 2012

Continental Airlines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

P.A. No. 2484		SA7
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BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment B to

Option Aircraft Letter 6-1162-MSA-547R4

Option Aircraft Delivery, Description, Price and Advance Payments

(787-***/GE/***)

Airframe Model/MTOW:	787-***	$	***
Engine Model/Thrust	GENX-1B***
Airframe Price:		$	***
Optional Features		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft):		$	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

Non-Refundable Deposit/Aircraft at Def Agreemt:		$	***

Detail Specification:	***
Airframe Price Base Year/Escalation Formula:	***	***
Engine Price Base Year/Escalation Formula:	***	***

Airframe Escalation Data:
Base Year Index (ECI):		***
Base Year Index (CPI):		***
Engine Escalation Data:
Base Year Index (ECI):		***
Base Year Index (CPI):		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
						***%		***%		***%		***%
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***

CAL
60218-1F.TXT	Boeing / Continental Airlines, Inc. Proprietary	SA 7 Page 1

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-RCN-1940

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Model 787 Post-Delivery Software & Data Loading

Reference:	a) Purchase Agreement No. 2484 (Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

b) Letter Agreement 6-1162-AJH-929, entitled “787 In-Production Software License Order”

c) Customer Services General Terms Agreement No. 24-1 (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA), Supplemental Agreement for e-Enabling (SA-eE), and 787 Software License Orders

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Introduction

Prior to title transfer of the Aircraft to Customer, Boeing baseline production software will be installed in the Aircraft. Such production software will be used by Boeing, and may be used by Customer during standard customer inspection activities, to test and validate applicable e-enabling features and associated hardware, including but not limited to features such as: a Boeing offered catalogue in-flight entertainment (IFE) system, ***, electronic documents, *** and electronic checklist (ECL). Operational software, as set out in Article 1 and Article 2 below, will not be installed temporarily or permanently on an Aircraft prior to the transfer by Boeing of title to that Aircraft to Customer or a party designated by Customer.

1.	Boeing-Provided Operational Software and Data.

Pursuant to the Purchase Agreement and applicable 787 software license order(s), immediately following title transfer of the Aircraft to Customer, Boeing will, upon Customer’s request, load Boeing-provided operational software and data onto onboard loadable hardware that enable the Aircraft to operate certain e-enabled features as described in the Purchase Agreement and applicable 787 software license order(s).

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2.	Customer-Provided Operational Software and Data.

2.1 *** Software. If Customer has elected to customize software or modify settings and features of selected onboard software or databases from what is set forth in Exhibit A of the Purchase Agreement, at Customer’s request, Boeing will provide a courtesy load of Customer’s version of such operational software immediately following title transfer of the Aircraft. Boeing will load Customer’s operational software if it is provided to Boeing within specified lead times and schedule. If Customer fails to provide the operational software in accordance with Boeing’s instructions, the Aircraft will be solely configured with the Boeing baseline production software in lieu of Customer’s operational software.

2.2 *** and/or Other Third Party Operational Software and Databases. If Customer provides Customer-developed software applications or has licensed additional software or databases from *** and/or other third party supplier for installation onto an onboard loadable system, at Customer’s request, Boeing will also provide a courtesy load of such operational software immediately following title transfer of the Aircraft. If Customer fails to provide such operational software in accordance with Boeing’s instructions, Boeing will not load this software.

2.3 IFE Customer Software. IFE Customer Software shall mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE system. Boeing will make the Aircraft available to Customer’s IFE supplier for loading of the IFE Customer Software via Customer authorized work order(s) immediately following title transfer of the Aircraft. The time required for the IFE supplier to complete the loading of the IFE Customer Software is estimated to be approximately *** hours. If Customer fails to make appropriate arrangements with its IFE supplier in accordance with Boeing instructions, the Aircraft will be solely configured with Boeing’s baseline production software for the Boeing catalogue selected IFE configuration. Boeing’s FAA approved Repair Station will *** to Customer or its IFE supplier to revise the IFE system hardware or IFE Customer Software while the Aircraft is on Boeing property prior to delivery flyaway, even if an FAA approved service bulletin is available for such revision.

3.	Additional Terms and Conditions.

3.1 With respect to Customer-provided operational software and data referenced in Article 2.1 and 2.2, above, Customer shall grant, and/or shall obtain from the suppliers, a *** license for Boeing to copy and load such software on the Aircraft. Boeing will retain a copy of such software/data for loading on future Aircraft deliveries, however, Boeing expects Customer to provide updated operational software applications and databases for each Aircraft delivery. Boeing will treat all copies of this software/data in confidence and use the same only as specifically authorized under the terms of this Letter Agreement.

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3.2 The loading services performed by Boeing pursuant to this Letter Agreement will be performed in a workmanlike manner. The time required to complete the Boeing-performed loading services is estimated to be approximately *** hours per attempt. Customer’s sole remedy and Boeing’s sole obligation and liability for the loading services performed by Boeing if such courtesy load is not successful the first attempt are limited to re-performance by Boeing of the courtesy load ***.

3.2.1 If any Customer-provided operational software referred to in Article 2.1 above fails to reload successfully, the Aircraft will be solely configured with the Boeing baseline production software.

3.2.2 If any Customer-provided operational software referred to in Article 2.2 fails to reload successfully, Boeing will not be responsible to make further loading attempts and Aircraft fly-away will occur as scheduled.

3.3 If any IFE Customer Software fails to load successfully, Customer shall make alternate loading arrangements with its IFE supplier for loading after the Aircraft has flown-away. In such an event, and upon Customer’s request, Boeing will install the Boeing baseline production software for the Boeing catalogue selected IFE configuration prior to Aircraft fly-away.

3.4 Customer is responsible for functional testing, verification, quality assurance, and operational approval of all Customer-provided operational software.

3.5 A dual signature (Boeing and Customer) Onboard Authentication System (OAS) *** will be installed on the Aircraft giving access to Boeing and Customer, which is required to perform data and software loads after title transfer of the Aircraft. After fly-away, Customer will remove Boeing’s access key and certificates from the OAS.

3.6 Customer will *** Boeing *** the installation or use of Customer-provided operational software by Boeing pursuant to this Letter Agreement. ***

3.7 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement (AGTA) between Boeing and Customer and the insurance provisions of Article 8.2 of the AGTA shall apply to Boeing’s loading of all software and data pursuant to this Letter Agreement. For purposes of this Article 3.7, all software and data provided directly by Boeing will be defined as ***. Title to and risk of loss of the Aircraft will always remain with Customer during Boeing’s performance of all post title transfer services.

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BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 7, 2012

Continental Airlines, Inc.

By	/s/ Gerald Laderman

Its

P.A. No. 2484	SA7
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BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY